                                                                   EXHIBIT 10.21


                            [GE CAPITAL LETTERHEAD]


May 1, 2001

BY FACSIMILE AND FIRST CLASS MAIL
---------------------------------

Peet's Coffee and Tea, Inc.
1400 Park Avenue
Emeryville, California 94608
Attention:   Mark Rudolph

        Re:  Credit Agreement dated as of September 1, 2000
             ----------------------------------------------

Ladies and Gentlemen:

     We refer to the Credit Agreement (the "Credit Agreement") dated as of September 1, 2000 between Peet's Coffee and Tea, Inc. ("Borrower") and General Electric Capital Corporation ("Lender"). Capitalized terms used and not otherwise defined in this letter agreement shall have the respective meanings given to them in the Credit Agreement.

     An Event of Default has occurred under Section 6.10 Annex G(b) of the Credit Agreement as a result of the Borrower's failure to maintain the Fixed Charge Coverage Ratio required as of the period ended March 31, 2001 and under
Section 6.10 Annex G(c) of the Credit Agreement as a result of the Borrower's failure to maintain the Minimum EBITDA required as of the periods ended February 28, 2001 and March 31, 2001 (the "Existing Defaults").

     At Borrower's request, lender hereby waives the Existing Defaults subject to the limitations set forth herein. Such wavier shall be applicable only for the purposes and the period set forth herein, and not for any other purposes, or with respect to any subsequent period. Such waiver shall not apply to any Default or Event of Default other than as expressly provided herein, regardless of whether such Default or Event of Default is prior or subsequent the Existing Defaults or is of the same or a different type as the Existing Defaults. Nothing contained herein shall be construed as an amendment or modification by Lender of any provision of the credit agreement or any of the Loan Documents.

                                    Sincerely,

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:   /s/ Todd A. Gronski
                                        --------------------------------------
                                        Todd A. Gronski
                                        Duly Authorized Signatory


Acknowledged this 9th day of May, 2001

PEET'S COFFEE AND TEA, INC.

By:  /s/ Mark N. Rudolph
    ----------------------------

Title:  CFO
       -------------------------